UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest Event Reported) February 6, 2006


                                SUPERCLICK, INC.
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                 (Name of Small Business Issuer in its charter)


                 WASHINGTON                            52-2219677
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       (State or other jurisdiction of     (IRS Employer Identification No.)
        incorporation or organization)


               11995 EL CAMINO REAL, SUITE 301 SAN DIEGO, CA 92130

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             (Address of principal executive offices)     (Zip Code)


                    Issuer's Telephone Number (858) 518-1387
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                       Issuer's Fax Number (858) 279-1799
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Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OF PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On February 6, 2006, the Board of Directors accepted the resignation of Jacobo Melcer from the Company's board of directors.

The resignation of Mr. Melcer was not due to any disagreement with the Company's operations, policies or practices. A copy of Mr. Melcer's resignation letter is furnished as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits

(b)

99.1  Jacobo Melcer Resignation Letter dated January 27, 2006.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 6, 2005                SUPERCLICK, INC.


                                        By /s/ Jean Perrotti
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                                        Jean Perrotti
                                        CFO and Principal Accounting Officer